Exhibit 99.1

Beginning with the first quarter of 2019, Aegion Corporation (“Aegion”) will report corporate expenses separately rather than allocating those expenses to Aegion’s operating segments. Set forth below is a presentation of certain components of Aegion’s previously-reported operating results for the quarters and year-to-date reporting periods in 2018, conformed to reflect this alternative reporting method.

Segment Reporting

(in thousands)

	Quarter Ended March 31, 2018
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)
Revenues:
Infrastructure Solutions	$134,427	$—	$134,427
Corrosion Protection	98,105	—	98,105
Energy Services	92,329	—	92,329
Total Revenues	$324,861	$—	$324,861

Gross Profit:
Infrastructure Solutions	$26,709	$—	$26,709
Gross Profit Margin	19.9%		19.9%
Corrosion Protection	23,576	—	23,576
Gross Profit Margin	24.0%		24.0%
Energy Services	11,219	—	11,219
Gross Profit Margin	12.2%		12.2%
Total Gross Profit	$61,504	$—	$61,504
Gross Profit Margin	18.9%		18.9%

Operating Income (Loss):
Infrastructure Solutions	$3,237	$3,239	$6,476
Operating Margin	2.4%		4.8%
Corrosion Protection	4,962	1,497	6,459
Operating Margin	5.1%		6.6%
Energy Services	3,127	—	3,127
Operating Margin	3.4%		3.4%
Corporate	(8,145)	900	(7,245)
Total Operating Income	$3,181	$5,636	$8,817
Operating Margin	1.0%		2.7%

_________________________________

(1)  Includes non-GAAP adjustments related to:

Infrastructure Solutions - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) acquisition and divestiture expenses.

Corrosion Protection - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

Corporate - (i) pre-tax restructuring charges primarily associated with severance and benefit related costs and legal expenses; and (ii) acquisition and divestiture expenses.

Segment Reporting

(in thousands)

	Quarter Ended June 30, 2018			Six Months Ended June 30, 2018
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues:
Infrastructure Solutions	$160,732	$—	$160,732	$295,159	$—	$295,159
Corrosion Protection	96,389	—	96,389	194,494	—	194,494
Energy Services	77,909	—	77,909	170,238	—	170,238
Total Revenues	$335,030	$—	$335,030	$659,891	$—	$659,891

Gross Profit:
Infrastructure Solutions	$35,949	$—	$35,949	$62,658	$—	$62,658
Gross Profit Margin	22.4%		22.4%	21.2%		21.2%
Corrosion Protection	24,537	—	24,537	48,113	—	48,113
Gross Profit Margin	25.5%		25.5%	24.7%		24.7%
Energy Services	10,567	—	10,567	21,786	—	21,786
Gross Profit Margin	13.6%		13.6%	12.8%		12.8%
Total Gross Profit	$71,053	$—	$71,053	$132,557	$—	$132,557
Gross Profit Margin	21.2%		21.2%	20.1%		20.1%

Operating Income (Loss):
Infrastructure Solutions	$12,916	$2,747	$15,663	$16,153	$5,986	$22,139
Operating Margin	8.0%		9.7%	5.5%		7.5%
Corrosion Protection	6,953	469	7,422	11,915	1,966	13,881
Operating Margin	7.2%		7.7%	6.1%		7.1%
Energy Services	2,498	—	2,498	5,625	—	5,625
Operating Margin	3.2%		3.2%	3.3%		3.3%
Corporate	(7,908)	529	(7,379)	(16,053)	1,429	(14,624)
Total Operating Income	$14,459	$3,745	$18,204	$17,640	$9,381	$27,021
Operating Margin	4.3%		5.4%	2.7%		4.1%

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(1)  Includes non-GAAP adjustments related to:

Infrastructure Solutions - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals and other restructuring charges; and (ii) expenses incurred in connection with the planned divestiture of the CIPP business in Australia.

Corrosion Protection - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

Corporate - (i) pre-tax restructuring charges primarily associated with legal expenses; and (ii) acquisition and divestiture expenses.

(2)  Includes non-GAAP adjustments related to:

Infrastructure Solutions - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals and other restructuring charges; and (ii) expenses incurred in connection with the planned divestiture of the CIPP business in Australia.

Corrosion Protection - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

Corporate - (i) pre-tax restructuring charges primarily associated with severance and benefit related costs and legal expenses; and (ii) acquisition and divestiture expenses.

Segment Reporting

(in thousands)

	Quarter Ended September 30, 2018			Nine Months Ended September 30, 2018
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues:
Infrastructure Solutions	$155,681	$—	$155,681	$450,840	$—	$450,840
Corrosion Protection	105,624	—	105,624	300,118	—	300,118
Energy Services	78,374	—	78,374	248,612	—	248,612
Total Revenues	$339,679	$—	$339,679	$999,570	$—	$999,570

Gross Profit:
Infrastructure Solutions	$38,135	$138	$38,273	$100,793	$138	$100,931
Gross Profit Margin	24.5%		24.6%	22.4%		22.4%
Corrosion Protection	26,411	567	26,978	74,524	567	75,091
Gross Profit Margin	25.0%		25.5%	24.8%		25.0%
Energy Services	8,127	—	8,127	29,913	—	29,913
Gross Profit Margin	10.4%		10.4%	12.0%		12.0%
Total Gross Profit	$72,673	$705	$73,378	$205,230	$705	$205,935
Gross Profit Margin	21.4%		21.6%	20.5%		20.6%

Operating Income (Loss):
Infrastructure Solutions	$13,088	$6,039	$19,127	$29,241	$12,025	$41,266
Operating Margin	8.4%		12.3%	6.5%		9.2%
Corrosion Protection	8,299	2,634	10,933	20,214	4,600	24,814
Operating Margin	7.9%		10.4%	6.7%		8.3%
Energy Services	456	—	456	6,081	—	6,081
Operating Margin	0.6%		0.6%	2.4%		2.4%
Corporate	(8,834)	3,328	(5,506)	(24,887)	4,757	(20,130)
Total Operating Income	$13,009	$12,001	$25,010	$30,649	$21,382	$52,031
Operating Margin	3.8%		7.4%	3.1%		5.2%

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(1)  Includes non-GAAP adjustments related to:

Infrastructure Solutions - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals, goodwill and definite-lived intangible asset impairments and other restructuring charges; and (ii) expenses incurred in connection with the planned divestitures of the CIPP businesses in Australia and Denmark.

Corrosion Protection - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, inventory obsolescence and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

Corporate - (i) pre-tax restructuring charges primarily associated with legal expenses; and (ii) acquisition and divestiture expenses.

(2)  Includes non-GAAP adjustments related to:

Infrastructure Solutions - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals, goodwill and definite-lived intangible asset impairments and other restructuring charges; and (ii) expenses incurred in connection with the planned divestitures of the CIPP businesses in Australia and Denmark.

Corrosion Protection - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, inventory obsolescence and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

Corporate - (i) pre-tax restructuring charges primarily associated with severance and benefit related costs and legal expenses; and (ii) acquisition and divestiture expenses.

Segment Reporting

(in thousands)

	Quarter Ended December 31, 2018			Year Ended December 31, 2018
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues:
Infrastructure Solutions	$153,281	$—	$153,281	$604,121	$—	$604,121
Corrosion Protection	93,622	—	93,622	393,740	—	393,740
Energy Services	87,095	—	87,095	335,707	—	335,707
Total Revenues	$333,998	$—	$333,998	$1,333,568	$—	$1,333,568

Gross Profit:
Infrastructure Solutions	$31,618	$1,143	$32,761	$132,411	$1,281	$133,692
Gross Profit Margin	20.6%		21.4%	21.9%		22.1%
Corrosion Protection	18,444	2,822	21,266	92,968	3,389	96,357
Gross Profit Margin	19.7%		22.7%	23.6%		24.5%
Energy Services	11,634	—	11,634	41,547	—	41,547
Gross Profit Margin	13.4%		13.4%	12.4%		12.4%
Total Gross Profit	$61,696	$3,965	$65,661	$266,926	$4,670	$271,596
Gross Profit Margin	18.5%		19.7%	20.0%		20.4%

Operating Income (Loss):
Infrastructure Solutions	$8,268	$4,459	$12,727	$37,509	$16,484	$53,993
Operating Margin	5.4%		8.3%	6.2%		8.9%
Corrosion Protection	(3,931)	8,222	4,291	16,283	12,822	29,105
Operating Margin	(4.2)%		4.6%	4.1%		7.4%
Energy Services	3,557	262	3,819	9,638	262	9,900
Operating Margin	4.1%		4.4%	2.9%		2.9%
Corporate	(8,896)	984	(7,912)	(33,783)	5,741	(28,042)
Total Operating Income (Loss)	$(1,002)	$13,927	$12,925	$29,647	$35,309	$64,956
Operating Margin	(0.3)%		3.9%	2.2%		4.9%

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(1)  Includes non-GAAP adjustments related to:

Infrastructure Solutions - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals and other restructuring charges; and (ii) expenses incurred in connection with the divestiture of the CIPP business in Denmark and the planned divestiture of the CIPP business in Australia.

Corrosion Protection - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, inventory write-offs, definite-lived intangible asset impairments and other restructuring charges; (ii) non-cash charges related to estimates for inventory obsolescence; and (iii) expenses incurred in connection with the divestiture of the Bayou business.

Energy Services - pre-tax restructuring charges associated with severance and benefit related costs and other restructuring charges.

Corporate - (i) pre-tax restructuring charges primarily associated with legal expenses; and (ii) acquisition and divestiture expenses.

(2)  Includes non-GAAP adjustments related to:

Infrastructure Solutions - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals, goodwill and definite-lived intangible asset impairments and other restructuring charges; and (ii) expenses incurred in connection with the divestiture of the CIPP business in Denmark and the planned divestiture of the CIPP business in Australia.

Corrosion Protection - (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, inventory write-offs, definite-lived intangible asset impairments and other restructuring charges; (ii) non-cash charges related to estimates for inventory obsolescence; and (iii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

Energy Services - pre-tax restructuring charges associated with severance and benefit related costs and other restructuring charges.

Corporate - (i) pre-tax restructuring charges primarily associated with severance and benefit related costs and legal expenses; and (ii) acquisition and divestiture expenses.